Exhibit 32.2

SECTION 1350 CERTIFICATION

OF PRINCIPAL FINANCIAL OFFICER

In connection with the report on Form 10-Q for the period ending September 30, 2018 (the “Report”), I, Jim Douglas, Vice Head of Back Office and Principal Financial Officer of Superfund Capital Management, Inc., the general partner of Superfund Green, L.P. (the “Fund”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: November 14, 2018	By:	/s/ Jim Douglas
Jim Douglas
Vice Head of Back Office and Principal Financial Officer

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